                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

      [ ]                   Preliminary Proxy Statement
      [ ]                   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      [X]                   Definitive Proxy Statement
      [ ]                   Definitive Additional Materials
      [ ]                   Soliciting Material Pursuant to Section240.14a-11(c) or
                            Section240.14a-12

                                                 DIGIMARC CORPORATION
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]                   No fee required.
[ ]                   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                      and 0-11.

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                           applies:
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                           ------------------------------------------------------------
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                           ------------------------------------------------------------
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                           computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]                   Fee paid previously with preliminary materials.
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[ ]                   Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous
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

                              DIGIMARC CORPORATION
                        19801 SW 72ND AVENUE, SUITE 100
                             TUALATIN, OREGON 97062

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 10, 2001
                            ------------------------

To the Stockholders of Digimarc Corporation:

        Notice is hereby given that the 2001 Annual Meeting of Stockholders (the Annual Meeting) of Digimarc Corporation, a Delaware corporation (the Company) will be held on Thursday, May 10, 2001 at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, Oregon 97201, at 2:00 p.m., local time. The purposes of the Annual Meeting will be:

               1. ELECTION OF DIRECTORS. To elect three Class II directors, to hold office until the 2004 Annual Meeting of Stockholders or until their successors are elected and qualified (Proposal No. 1);

               2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of KPMG LLP as the Company's independent auditors for the year ending December 31, 2001 (Proposal No. 2); and

               3. OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on March 16, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                                          By Order of the Board of Directors,

                                          /s/ Bruce Davis

                                          Bruce Davis
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Tualatin, Oregon
April 6, 2001

                              DIGIMARC CORPORATION
            PROXY STATEMENT FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

    This Proxy Statement is being furnished to the stockholders of Digimarc Corporation (the Company), a Delaware corporation, on or about April 7, 2001, in connection with the solicitation by the Company's Board of Directors (the Board of Directors) of proxies for use in voting at the Annual Meeting of Stockholders of the Company (the Annual Meeting) to be held on Thursday, May 10, 2001, at 2:00 p.m., local time, at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, Oregon 97201, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting by the proxies elected thereby.

    The close of business on March 16, 2001 has been fixed as the record date (the Record Date) for determining the holders of shares of the Company's common stock (Common Stock) entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, there were 16,497,517 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

    Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters. The required quorum for the Annual Meeting is a majority of the shares outstanding, present either in person or by proxy, on the Record Date. There must be a quorum for the Annual Meeting to be held. Our Inspector of Elections will tabulate votes cast in person at the Annual Meeting.

REVOCABILITY OF PROXY

    You may revoke your proxy and change your vote at any time prior to voting at the Annual Meeting by:

    - delivering to the Company (to the attention of E.K. Ranjit, the Company's Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or

    - attending the Annual Meeting and voting in person.

SOLICITATION

    This solicitation of proxies is being made by and paid for by the Company. Besides this solicitation by mail, our directors, officers and other employees may solicit proxies. Such persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse such persons and our transfer agent for their reasonable out-of-pocket expenses in forwarding such material. We may also retain the services of proxy solicitation, information agent and/or mailing service to perform the broker nominee search and to distribute proxy materials to banks, brokers, nominees and intermediaries, for which the Company would not pay more than $8,000.

VOTING PROCEDURES

    - Directors are elected by a plurality of the votes cast.

    - The approval of the ratification of the independent auditors of the Company for the fiscal year ending December 31, 2001 will require the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

    - Abstentions are shares which abstain from voting on a particular matter. Abstentions effectively count as being present for purposes of determining whether a quorum of shares is present at a meeting.

    - Abstentions have no effect on Proposal No. 1. Because abstentions will be included in tabulations of the shares entitled to vote for purposes of determining whether a proposal has been approved, abstentions have the same effect as negative votes on Proposal No. 2.

    - Broker non-votes are shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter. Broker non-votes have no effect on either Proposal No. 1 or Proposal No. 2.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

    At the Annual Meeting, three directors are to be elected to serve for a term of three years and until their successors are elected and qualified, or until the death, resignation or removal of such director. Proxies will be voted for the election each of the nominees named below as director unless the authority to vote for the nominee is withheld. Mr. Monego, Mr. Rhoads and Mr. Smith have indicated that each one is able and willing to serve if elected. In the event, however, that any nominee is unable or declines to serve as director at the time of the annual meeting, the proxies will be voted for any nominee who is designated by the current board to fill the vacancy. If Mr. Monego, Mr. Rhoads or Mr. Smith should become unavailable prior to the election, the Board of Directors may recommend another person and Mr. Davis and Mr. Ranjit, as your representatives, will vote for such person.

    Our Bylaws authorize the number of directors to be not less than five and not more than eleven. The number of directors is currently fixed at eight. Our Board of Directors is divided into three classes, Class I, Class II and Class III. One class of directors will be elected each year for a three-year term and until their successors are selected and qualified or until their earlier resignation or removal. Mr. Monego, Mr. Rhoads and Mr. Smith, Class II directors, are up for election at this Annual Meeting; Messrs. Davis and Grossi, Class III directors, will serve until the Company's 2002 annual meeting of stockholders; and Messrs. Taysom, van Luijt and Krepick, Class I directors, will serve until the Company's 2003 annual meeting of stockholders.

                                                                  DIRECTOR   EXPIRATION
                                                         AGE       SINCE      OF TERM
                                                       --------   --------   ----------
NOMINEES:
Philip J. Monego, Sr.................................     53        1996        2001
Geoffrey Rhoads......................................     38        1995        2001
Peter Smith..........................................     68        2000        2001

CONTINUING DIRECTORS:
Bruce Davis..........................................     48        1997        2002
Brian J. Grossi......................................     50        1996        2002
William A. Krepick...................................     55        2000        2003
Alty van Luijt.......................................     49        2000        2003
John Taysom..........................................     47        1997        2003

CLASS II DIRECTOR NOMINEES

    PHILIP J. MONEGO, SR. has been chairman of our Board of Directors since 1996. Mr. Monego has served as chief executive officer and chairman of the Board of Directors of Voquette, Inc., a rich media information management and delivery company for Fortune 1000 enterprise customers, since May 1999. Prior to that, Mr. Monego was co-founder, president and chief executive officer of NetChannel, Inc., an Internet information delivery service, from May 1996 to June 1998. Prior to that, Mr. Monego was interim president and chief executive officer of Yahoo! Corporation from April 1995 to September 1995. During his over 30 years in the information technology industry, Mr. Monego has been a founder, CEO, senior executive and investor in more than a dozen companies. As the president and founder of Technology Perspectives, a Strategic Management Consulting Firm, started in 1987, he has served as a strategic adviser to chief executives for some of the world's largest electronics and media companies. He is a private investor and is also currently a venture partner in the Media Technology Venture fund. Mr. Monego received a B.A. in management from LaSalle University.

    GEOFFREY RHOADS founded Digimarc in 1995 and now serves as our chief technology officer and director. Previously, Mr. Rhoads served as our interim president from September to November 1995, and as chairman of our Board of Directors from January 1995 to March 1996. Prior to that, Mr. Rhoads was the founder and president of Pinecone Imaging Corporation, a company which develops imaging systems for telescopes, from 1992 through 1995. Mr. Rhoads received his B.A. in physics from the University of Oregon.

    PETER SMITH was appointed to our Board of Directors in April 2000.
Mr. Smith is currently retired. Most recently Mr. Smith served as president of News Technology for News America from January 1998 to February 2000. In that capacity he coordinated technology throughout News Corporation and served as a technology advisor to its board of directors. From January 1996 to January 1998, Mr. Smith served as its Executive Vice President, Television. Prior to that, Mr. Smith held the position of Director, Technology for News International (UK). Both News Technology and News International are News Corporation companies. Mr. Smith received a Bachelor of Engineering and Bachelor of Science from the University of Sydney, with first class honours.

CONTINUING CLASS I DIRECTORS

    WILLIAM A. KREPICK was appointed to our Board of Directors in October 2000. Mr. Krepick has been the president and chief operating officer of Macrovision Corporation since July 1995. He has been with Macrovision since November 1988, and served as Vice President, Sales and Marketing until June 1992 and Senior Vice President, Theatrical Copy Protection from July 1992 to June 1995. Prior to 1988, he worked for ROLM Corp., Coherent, Inc. and SRI International.
Mr. Krepick has a B.S.M.E. from Rensselaer Polytechnic Institute and an M.B.A. from Stanford University.

    ALTY VAN LUIJT was appointed to our Board of Directors in December 2000. Since April 2000 Mr. Van Juijt has been the senior vice president for Strategy and Business Development with Philips Corporate Research, a unit of Royal Philips Electronics. Prior to that he was senior vice president for Philips Digital Networks from May 1999 through April 2000. He has held various positions within Philips since 1977. Mr. van Luijt holds an M.S. in electronics from Eindhoven University of Technology in the Netherlands.

    JOHN TAYSOM has served as one of our directors since December 1997.
Mr. Taysom has been employed by Reuters, a worldwide television and news agency, since 1982 and is currently the co-CEO of the Reuters Greenhouse Fund.
Mr. Taysom also serves on the Board of Directors of Equinix (EQIX) and a number of private companies. Mr. Taysom received a B.Sc. in economics from Bath University.

CONTINUING CLASS III DIRECTORS

    BRUCE DAVIS has served as our president, chief executive officer and director since December 1997. Prior to joining us, Mr. Davis served as president of Titan Broadband Communications, a provider of information technology and satellite communications systems and services, from April 1997 to December 1997. Prior to that, Mr. Davis served as president of Prevue
Networks, Inc., a supplier of electronic program guides and program promotion services for the cable and satellite television markets, from July 1996 to February 1997. Prior to that, Mr. Davis founded and served as president of TV Guide On Screen, a joint venture of News Corporation and TCI (now part of AT&T) which supplied electronic program guides and navigational software for the cable television market, from January 1993 to July 1996. Mr. Davis received a B.S. in accounting and psychology and an M.A. in criminal justice from the State University of New York at Albany, and a J.D. from Columbia University.

    BRIAN J. GROSSI has served as one of our directors since July 1996.
Mr. Grossi co-founded AVI Capital, a venture capital firm specializing in high-technology companies, in 1994. Prior to that, Mr. Grossi was a general partner with Alpha Partners, a venture capital firm, from 1982 to 1992. Prior to that, he worked at the Stanford Research Institute as a research engineer and project leader from 1976 to 1982. Currently, Mr. Grossi serves as a director of Intraspect Software, Inc., InViso, Inc., nCommand, Inc., Vivant! Corporation and Pointbase, Inc. Mr. Grossi received a B.S. and an M.S. in mechanical engineering from Stanford University.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
                                    NOMINEES
                                  NAMED ABOVE.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 2)

    The Board of Directors has appointed KPMG LLP as the Company's independent auditors to audit the Company's financial statements for the year ending December 31, 2001. If the stockholders do not ratify the selection of KPMG LLP as the Company's independent auditors, the Board of Directors will reconsider the appointment. A representative of KPMG LLP, which served as the Company's auditors in 2000, is expected to be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders and to make a statement if he or she desires to do so.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF KPMG LLP AS
                             INDEPENDENT AUDITORS.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During 2000, the Board of Directors met seven times. Each director attended at least 75% of the aggregate of (a) the total number of Board of Directors meetings held during the period in which he was a director and (b) the total number of committee meetings of the Board of Directors on which he served during the period in which he was a director.

    The Board of Directors has a compensation committee and an audit committee. The Board of Directors does not have a nominating committee.

    The compensation committee, consisting of Messrs. Monego and Grossi, exercises the authority of the Board of Directors on all compensation matters, including both cash and equity incentive compensation, and administers our employee benefit plans. The compensation committee met seven times during 2000.

    The audit committee, consisting of Messrs. Monego, Grossi, and Smith recommends the selection of independent public accountants to the Board of Directors, reviews the scope and results of the audit and other services provided by our independent accountants and reviews our accounting practices and systems of internal accounting controls. The audit committee met two times during 2000.

    The Board of Directors adopted and approved the current charter for the audit committee in May 2000, a copy of which is attached hereto as Appendix A. The Board of Directors has determined that all members of the audit committee are "independent" as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

DIRECTOR COMPENSATION

    Directors who are also employees of the Company receive no additional compensation for their services as directors. Directors who are not employees of the Company do not receive a fee for attendance in person at meetings of the Board of Directors or committees of the Board of Directors, but they are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with their attendance of meetings.

    We have a 1999 Non-Employee Director Option Program, which was approved by our Board of Directors in October 1999 and became effective in December 1999. The 1999 Non-Employee Director Option Program establishes an automatic option grant program for the grant of awards to our non-employee directors. Under this program, existing non-employee directors as of December 1999 and non-employee directors first elected to our Board of Directors thereafter are automatically granted an option to acquire 10,000 shares of Common Stock at an exercise price per share equal to fair market value of the Common Stock at the date of grant. These options vest and become exercisable in four equal installments on each anniversary of the grant date. Upon the date of each annual stockholders meeting, each non-employee director who has been a member of our Board of Directors for at least six months prior to the date of the stockholders meeting will receive an automatic grant of options to acquire 2,500 shares of our Common Stock at an exercise price per share equal to fair market value of the Common Stock at the date of grant. These options will become fully exercisable on the first anniversary of the grant date.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

    There are no family relationships among any of the directors or executive officers of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of our compensation committee was at any time during the fiscal year ended December 31, 2000 an officer or employee of the Company. No member of our compensation committee serves as a member of the Board of Directors or compensation committee of any entity that has any executive officer serving as a member of our Board of Directors or compensation committee. During 2000, Bruce Davis participated in deliberations of the Company's Board of Directors concerning executive officer compensation.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, NOR SHALL THE FOLLOWING REPORT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILINGS UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

    The Audit Committee hereby reports as follows:

    1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

    2. The Audit Committee has discussed with KPMG LLP, the Company's independent accountants, the matters required to be discussed by SAS 61 (Communication with Audit Committees).

    3. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with KPMG LLP their independence from the Company.

    4.  Based on the review and discussion referred to in paragraphs
(1) through (3) above, the Audit Committee recommended to the Board of Directors of Digimarc, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Philip J. Monego, Sr.
Brian J. Grossi
Peter Smith

AUDIT FEES

    FEES BILLED TO THE COMPANY BY KPMG LLP DURING FISCAL 2000 Fees billed to the Company by KPMG for the 2000 fiscal year annual audit of its financial statements included in its Annual Report on Form 10K for the year ended
December 31, 2000, and for review of the financial statements included in the Company's fiscal year 2000 Quarterly Reports on Form 10Q totaled approximately $76,500.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES KPMG did not perform any financial information systems design or implementation services for the company during fiscal year 2000.

    ALL OTHER FEES Fees billed to the Company by KPMG for all other non-audit services rendered to the Company, including tax related services and secondary offering costs, totaled approximately $54,500.

                                   MANAGEMENT

OFFICERS

    The following table sets forth certain information regarding our executive officers and corporate officers.

NAME                                     AGE                      POSITION
----                                   --------   ----------------------------------------
EXECUTIVE OFFICERS
Bruce Davis..........................     48      President, Chief Executive Officer and
                                                  Director
Geoffrey Rhoads......................     38      Chief Technology Officer and Director
E. K. Ranjit.........................     51      Chief Financial Officer and Secretary
J. Scott Carr........................     38      Vice President and General Manager,
                                                  Secure Documents
Indraneel Paul.......................     44      Vice President and General Manager,
                                                  MediaBridge
Reed Stager..........................     40      Vice President and General Manager,
                                                  Media Commerce

CORPORATE OFFICERS
Burt W. Perry........................     46      Vice President of Engineering
William Y. Conwell...................     41      Vice President of Intellectual Property
Karyn Thale..........................     40      Vice President, Corporate Communications

    Information concerning Mr. Davis and Mr. Rhoads is included under "Election of Directors."

EXECUTIVE OFFICERS

    E. K. RANJIT has served as our chief financial officer since August 1999 and as our Secretary since November 1999. Prior to that, he served as vice president of finance and treasurer of TriQuint Semiconductor, Inc., a supplier of integrated circuits for the wireless communications, telecommunications, data communications and aerospace markets from July 1996 to August 1999, and as its corporate controller from May 1991 to June 1996. Mr. Ranjit received a B.S. from the University of Texas at Dallas, an M.B.A. from Pepperdine University, and is a Certified Public Accountant.

    J. SCOTT CARR has served as our vice president and general manager of secure documents since June 1999. Prior to that, he served as our vice president of marketing and business development from January 1998 to May 1999, and director of business development from May 1996 to December 1997. Prior to joining us, Mr. Carr served as vice president of marketing at nCUBE Corporation, a manufacturer of video servers, from July 1995 to May 1996. Prior to that, Mr. Carr worked as a staff architect at Sequent Computer Systems, Inc., a computer equipment manufacturer, from August 1992 to July 1995. Mr. Carr received his B.S. in computer science from Oregon State University.

    INDRANEEL PAUL has served as our vice president and general manager of MediaBridge since November 1999. From January 1995 through October 1999,
Mr. Paul held various positions with TV Guide Networks, a provider of electronic television program guides for the cable television industry. His last position at TV Guide Networks was executive vice president of operations. Prior to that, he served as vice president of engineering and operations at Vyvx, a provider of fiber optic transmission services for the broadcast television industry.
Mr. Paul received a B.Tech. in electrical engineering from the Indian Institute of Technology and an M.S. in electrical engineering from Rensselaer Polytechnic Institute.

    REED STAGER has served as our vice president, Media Commerce since
May 2000. From April 1997 to May 2000, Mr. Stager served as Vice President, Marketing and Business Development for the PVCS

Division of MERANT, Inc. From April 1993 through March 1997 Mr. Stager was General Manager of In Focus Systems Services businesses and Director of Worldwide Marketing In Focus Systems. Prior to that, Mr. Stager held management positions at Tektronix, and Mentor Graphics. Mr. Stager has over eighteen years experience in high technology marketing, e-commerce, business development, strategic planning, services and operations. Mr. Stager holds an M.B.A. from Portland State University and a B.S. in Business from Lewis and Clark College.

CORPORATE OFFICERS

    BURT W. PERRY has served as our vice president of engineering since
July 1996 and served as our interim co-president from August 1997 through December 1997. Prior to that, Mr. Perry worked as an engineering manager at Intel, designing and managing technology and software development, from June 1993 to July 1996. Mr. Perry received a B.S. in computer science from the University of Delaware.

    WILLIAM Y. CONWELL has served as our vice president of intellectual property since July 1999. Prior to joining us, Mr. Conwell was a patent attorney at Klarquist Sparkman Campbell Leigh & Whinston, LLP since 1984, and became a partner in January 1990. Mr. Conwell received a bachelor's degree in Electrical Engineering from Georgia Institute of Technology and a J.D. from Emory University School of Law.

    KARYN THALE has served as our vice president of corporate communications since February 2000. Prior to joining us, Ms. Thale served as director of marketing communications for adidas America from April 1993 to February 2000. Ms. Thale has also held posts at various advertising agencies and was a senior marketing communications manager for Microsoft Corporation. She graduated from the University of Washington with a degree in Communications and has since returned for a Certificate in Advanced Advertising Studies.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table contains information in summary form concerning the compensation paid to our chief executive officer and four other most highly compensated executive officers (each, a Named Executive Officer), whose total salary and bonus exceeded $100,000 during the year ended December 31, 2000.

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                            ANNUAL           ------------
                                                         COMPENSATION         SECURITIES          (1)
                                                    ----------------------    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR     SALARY ($)   BONUS ($)   OPTIONS (#)    COMPENSATION ($)
---------------------------              --------   ----------   ---------   ------------   ----------------
Bruce Davis(2).........................    2000       250,000      60,000       550,000              --
  President and Chief Executive Officer    1999       250,000     133,500       262,500           3,631
                                           1998       208,124      75,000            --          76,369

E. K. Ranjit...........................    2000       150,000      30,625       153,000              --
  Chief Financial Officer                  1999        50,500      18,300       120,000              --
                                           1998            --          --            --              --

Geoffrey Rhoads........................    2000       160,000      34,375       205,500              --
  Chief Technology Officer                 1999       125,000      81,250        50,000              --
                                           1998       123,542      75,000            --              --

J. Scott Carr..........................    2000       150,000      24,375       120,500              --
  Vice President and General Manager--     1999       125,000      78,750        87,500              --
  Secure Documents                         1998       109,167      45,000            --              --

Indraneel Paul.........................    2000       200,000      29,375       128,000              --
  Vice President and General Manager--     1999        33,333      50,000        75,000              --
  MediaBridge                              1998            --          --            --              --

------------------------

(1) In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include certain perquisites and other personal benefits received by the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table.

(2) The salary information shown for Mr. Davis reflects $76,369 of other compensation in 1998 represents reimbursement for relocation expenses and $3,631 in 1999 for the balance of the relocation allowance.

EMPLOYMENT ARRANGEMENTS

    In July 1999, we adopted a policy regarding the vesting of stock options, including prior grants, for all existing officers at such date. This policy was amended in January 2000 to include all our officers. All shares subject to their options that have not vested will immediately vest if the following two conditions are met:

    - we merge with another company and there is a change of control of our Company or we sell substantially all of our assets to another company; and

    - any officer's employment is terminated, or constructively terminated, within twelve months thereafter.

STOCK OPTIONS

    The following table sets forth certain information with respect to stock options granted during the year ended December 31, 2000 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the options (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Company's Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
                                   ---------------------------------------------------     POTENTIAL REALIZABLE
                                                 PERCENT OF                              VALUE AT ASSUMED ANNUAL
                                                TOTAL OPTIONS                                APPRECIATION FOR
                                                 GRANTED TO     EXERCISE                      OPTION TERM($)
                                    OPTIONS       EMPLOYEES       PRICE     EXPIRATION   ------------------------
NAME                               GRANTED(1)    IN 2000 (%)     ($/SH)        DATE          5%           10%
----                               ----------   -------------   ---------   ----------   ----------   -----------
Bruce Davis......................    100,000         3.38         53.9375      1/31/10   3,392,100     8,596,248
                                     200,000         6.77           26.25      7/17/10   3,301,697     8,367,148
                                     250,000         8.46          14.125     12/21/10   2,220,784     5,627,903
                                     -------        -----                                ---------    ----------
                                     550,000        18.61                                8,914,581    22,591,299

E. K. Ranjit.....................     30,000         1.02         53.9375      1/31/10   1,017,630     2,578,875
                                      25,000          .85           21.75      7/21/10     341,961       866,597
                                      35,000         1.18           15.25       9/5/10     335,673       850,660
                                      63,000         2.13          14.125     12/21/10     559,638     1,418,232
                                     -------        -----                                ---------    ----------
                                     153,000         5.18                                2,254,902     5,714,364

Geoffrey Rhoads..................     75,000         2.54         53.9375      1/31/10   2,544,075     6,447,186
                                       6,000          .20           15.25       9/5/10      57,544       145,827
                                     124,500         4.21          14.125     12/21/10   1,105,951     2,802,696
                                     -------        -----                                ---------    ----------
                                     205,500         6.95                                3,707,570     9,395,709

J. Scott Carr....................     40,000         1.35         53.9375      1/31/10   1,356,840     3,438,499
                                      12,500          .42           21.75      7/21/10     170,981       433,299
                                      68,000         2.30          14.125     12/21/10     604,053     1,530,790
                                     -------        -----                                ---------    ----------
                                     120,500         4.07                                2,131,874     5,402,588

Indraneel Paul...................     30,000         1.02         53.9375      1/31/10   1,017,630     2,578,875
                                      25,000          .85           21.75      7/21/10     341,961       866,597
                                      10,000          .34           15.25       9/5/10      95,906       243,046
                                      63,000         2.13          14.125     12/21/10     559,638     1,418,232
                                     -------        -----                                ---------    ----------
                                     128,000         4.34                                2,015,136     5,106,749

------------------------

(1) Stock options are granted at an exercise price equal to the fair market value of our Common Stock on the date of grant. Options granted generally vest ratably over a four year period and have a ten year term.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

    The following table provides summary information, as to the Named Executive Officers, concerning stock options exercised during 2000 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2000.

                                                                    NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                    UNDERLYING OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                   SHARES                            FISCAL YEAR-END (#)         FISCAL YEAR-END ($)(2)
                                ACQUIRED ON         VALUE        ---------------------------   ---------------------------
NAME                            EXERCISE (#)   REALIZED ($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                            ------------   ---------------   -----------   -------------   -----------   -------------
Bruce Davis...................    176,000         $6,219,250       267,575        728,525       2,693,234      4,675,616
Geoffrey Rhoads...............         --                 --        37,279        218,221         281,061        764,626
J. Scott Carr.................     81,500         $1,887,992        62,356        174,144         791,351      1,131,148
E. K. Ranjit..................     30,000         $  322,500        20,402        222,598         109,527      1,343,848
Indra Paul....................         --                 --        32,013        170,987         297,607        914,518

------------------------

(1) The value realized upon the exercise of the stock options is equal to the fair market value of the purchased shares on the option exercise date less the exercise price paid.

(2) The value of unexercised "in-the-money" options is calculated based on the closing price of our Common Stock on December 31, 2000, which was $16.50 per share. Amounts reflected are based on the assumed value minus the exercise price and do not necessarily indicate that the optionee sold such shares.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, NOR SHALL THE FOLLOWING REPORT BEDEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILINGS UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

    We have a compensation committee of the Board of Directors (the Compensation Committee) which has the authority and responsibility to approve the overall compensation strategy, administer our annual and long-term compensation plans, and review and make recommendations to the Board of Directors with respect to executive compensation. The Compensation Committee is comprised of independent, non-employee board of director members.

GENERAL COMPENSATION POLICY

    The Compensation Committee's overall policy is to offer our executive officers competitive compensation opportunities. The Compensation Committee utilizes competitive data and summaries provided by Radford Associates and the American Electronics Association to develop compensation recommendations competitive with other companies in the communications industry. The Compensation Committee's objectives are to:

    - create a performance oriented environment with variable compensation based upon the achievement of annual and longer-term business results;

    - focus management on maximizing stockholder value through stock-based compensation aligned to stockholders' return; and

    - provide compensation opportunities dependent upon the Company's performance relative to its competitors and changes in its own performance over time.

    The Compensation Committee is authorized to establish and maintain compensation guidelines for salaries and merit pay increases throughout the Company. The compensation committee also makes specific recommendations to the Board of Directors concerning the compensation of our executive officers, including the Chief Executive Officer. The Compensation Committee also administers our 1995 Stock Incentive Plan, our 1999 Stock Incentive Plan and our 1999 Employee Stock Purchase Plan.

FACTORS

    The primary factors considered in establishing the components of each executive officer's compensation package for the year ended December 31, 2000 are summarized below. The Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

    BASE SALARY. The base salary for each officer is set on the basis of personal performance, the salary levels in effect for comparable positions with other companies in the industry, and internal comparability considerations. Generally, the Company's performance and profitability are not taken into account in establishing base salary. Salaries paid to the our executive officers for the year ended December 31, 2000 ranged from the 50th percentile at the low end to the 75th percentile at the high end of the compensation data surveyed for the industry. A number of adjustments were made to the surveyed compensation data for the industry to reflect differences in management style, organizational structure and corporate culture, geographic location, product development stage and market capitalization between us and the surveyed entities. As a result of these adjustments, there is not a meaningful correlation between the companies in the industry which were taken into account for comparative compensation purposes and the companies included in the industry group index which appears later in this Proxy Statement for purposes of evaluating the price performance of the Company's Common Stock. See "Stock Performance Graph."

    ANNUAL INCENTIVE COMPENSATION. For the year ended December 31, 2000, specific financial and organizational objectives, including revenue and orders targets, were established as the basis for the incentive bonuses to be paid to the executive officers of the Company.

    Under the supervision of the Compensation Committee, the Company has established an incentive program for executive and corporate officers pursuant to which cash bonuses are payable to such executives. These executives are responsible for establishing strategic direction or are responsible for major functional or operating units and have an impact on bottom-line results. The Company has tied executive compensation to the achievement of Company goals, putting a substantial portion of executive compensation at risk. For 2000, the performance measures were based on the achievement of the Company's earnings per share goal, revenue growth and other specific financial objectives for business unit participants as well as measures directly tied to stockholder value creation. Each element of the performance expectations and the target incentive amounts are established at the start of the year for each executive, stated as a dollar amount. Final payout is calculated based upon the results attained relative to the preset performance targets. If performance is below the threshold amount established, the payout is reduced accordingly. If the targeted results and Company goals are attained, the target incentive amounts are payable.

    The amounts shown on the Executive Compensation table reflect the amounts paid under the guidelines stated above.

    LONG-TERM STOCK-BASED INCENTIVE COMPENSATION. Generally, the Compensation Committee awards stock options to each of our executive officers following their initial hiring and from time to time thereafter. The option grants are designed to align the interests of the executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business.

    Generally, the size of the option grant made to each executive officer is set at a level which the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but the Compensation Committee also takes into account comparable awards to individuals in similar positions in the industry, as reflected in external surveys, the individual's potential for future responsibility and promotion, the individual's performance in recent periods and the number of unvested options held by the individual at the time of the grant. The relative weight given to each of these factors will vary from individual to individual in the Compensation Committee's discretion. Each of Mr. Davis, Mr. Rhoads, Mr. Ranjit, Mr. Carr, and Mr. Paul received stock option grants in 2000.

    Each grant allows the executive officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option will generally become exercisable in installments over a 4 year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

CEO COMPENSATION

    The Compensation Committee utilized the services of an outside consulting firm in 2000 in order to establish Mr. Davis' base salary with the objective of maintaining the competitiveness of Mr. Davis' base salary with salaries paid to similarly situated chief executive officers. With respect to Mr. Davis' base salary, it was the Compensation Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. Mr. Davis' base salary for the 2000 fiscal year was set at the 75th percentile of the salary data surveyed for other chief executive officers in the industry. In addition, Mr. Davis received a bonus of $60,000 and stock options to purchase 550,000 shares of Common Stock in 2000.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance-based compensation paid to our executive officers in 2000 did not exceed the $1 million limit per officer.

    The Compensation Committee is aware of the limitations imposed by
Section 162(m), and its exemptions, and will address the issue of deductibility when and if circumstances warrant.

    Submitted by the Compensation Committee of the Company's Board of Directors:

                             PHILIP J. MONEGO, SR.
                                BRIAN J. GROSSI

                            STOCK PERFORMANCE GRAPH

    The following graph compares the performance of our Common Stock with the performance of the Nasdaq US Index and the companies included in SIC Code 7373--Computer Integrated Systems Design (our peer group) for the period ended December 31, 2000. We registered our Common Stock under the Securities Act of 1933, as amended, effective December 2, 1999. Accordingly, the following graph includes the required information from December 2, 1999 through December 31, 2000. The comparison assumes $100 was invested on December 2, 1999 in our Common Stock and in each of the other two indices and assumes reinvestment of any dividends. The comparisons in the graph below are based on historical data and are not indicative of, nor intended to forecast, future performance of the Company's Common Stock.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL SHAREHOLDER RETURNS

YEARS ENDING  DIGIMARC CORP  NASDAQ US INDEX  PEER GROUP
2Dec99                 $100             $100        $100
Dec99                $88.30          $117.27     $101.46
Dec00                $29.14           $70.93      $64.28

                                                                       INDEXED DATA
                                                              ------------------------------
                                                              DEC. 2,    DEC. 31,   DEC. 31,
                                                                1999       1999       2000
                                                              --------   --------   --------
Digimarc Corporation........................................    $100     $ 88.30     $29.14
Nasdaq US Index.............................................    $100     $117.27     $70.93
Peer Group..................................................    $100     $101.46     $64.28

COMPANIES INCLUDED IN THE PEER GROUP INDEX OF THE STOCK PERFORMANCE GRAPH ARE AS
  FOLLOWS

1MAGE SOFTWARE INC                      EMERGENT INFORMATION TECH             NHANCEMENT TECH.INC
3COM CORP                               ENTEX INFORMATION SVCS INC            NVE CORP
3SI HOLDINGS INC                        ENVIRONMAX.COM INC                    NYFIX INC
A C S ELECTRONICS LTD                   EPICEDGE INC                          O2WIRELESS SOLUTIONS INC
ACE COMM CORP                           ESHARECOMMUNICATIONS INC/GA           OSAGE SYSTEMS GROUP INC
ALADDIN KNOWLEDGE SYS LTD               ESOFT INC                             PAMET SYSTEMS INC
ALTRIS SOFTWARE INC                     EXIGENT INTL INC                      PATHWAYS GROUP INC
APACHE MEDICAL SYSTEMS INC              F5 NETWORKS INC                       PATIENT INFOSYSTEMS INC
APERIAN INC                             FAIR ISAAC & COMPANY INC              PEROT SYSTEMS CORP
AREL COMMUNICATIONS & SFTWRE            FEDERAL DATA CORP                     PROPHET 21 INC
ASA INTL LTD                            FIRST CONSULTING GROUP INC            QUALITY SYSTEMS INC
ASIANFO HLDGS INC                       FONIX CORP                            RADIANT SYSTEMS INC
AT ROAD INC                             FORMULA SYS 1985 LTD-ADR              RAMP NETWORKS INC
AUTO-TROL TECHNOLOGY CORP               FUJITSU LTD-SPON ADR                  RARE MEDIUM GROUP INC
AWARE INC                               FUNDTECH LTD                          RAVISENT TECHNOLOGIES INC
AZTEC TECHNOLOGY PRTNRS INC             FUTURELINK CORP                       REDBACK NETWORKS INC
AZUL HOLDINGS INC                       GENERAL AUTOMATION                    ROBOCOM SYSTEMS INTL INC
BALTIMORE TECHNOL PLC-ADR               GENERAL MAGIC INC                     RWD TECHNOLOGIES INC
BE FREE INC                             GLOBALDIGITALCOMMERCE.COM             S1 CORPORATION
BELL INDUSTRIES INC                     EATE BAY CASINO CORP                  SABRE HLDGS CORP-CL A
BESTNET COMMUNICATIONS CORP             H T E INC                             SAFELINK CORPORATION
BITWISE DESIGNS INC                     HALIFAX CORP                          SEACHANGE INT'L INC
BREAKAWAY SOLUTIONS INC                 HALIS INC                             SEMA PLC-ADR
BRISTOL RETAIL SOLUTIONS INC            HENRY (JACK) & ASSOCIATES             SENTO CORP
BROADVISION INC                         HYBRID NETWORKS INC                   SEQUEL TECHNOLOGY CORP
BTG INC                                 IDENTIX INC                           SITARA NETWORKS INC
CACI INTL INC-CL A                      IDX SYSTEMS CORP                      SOCRATES TECH. CORP
CAM COMM SOLUTIONS INC                  IKOS SYSTEMS INC                      SOFTECH INC
CAVION TECHNOLOGIES INC                 IMAGEMAX INC                          SONIC SOLUTIONS
CELERITY SOLUTIONS INC                  IMAGEWARE SYSTEMS INC                 SONUS NETWORKS INC
CELERITY SYSTEMS INC                    IMAGICTV INC                          STRATEGIC SOLUTIONS GRP INC
CELLULAR TECHNICAL SERVICES             INET TECHNOLOGIES INC                 SUNQUEST INFO. SYS INC
CERNER CORP                             INFINITE TECHNOLGOY GRP LTD           SYSCOMM INTERNATIONAL CORP
CERTICOM CORP                           INSCI-STATEMENTS.COM CORP             TALX CORP
CLARENT CORP                            INTEGRAL SYSTEMS INC/MD               TANNING TECHNOLOGY CORP
COBALT NETWORKS INC                     INTEGRATED INFORMATION SYS            TECHNOLOGY SOLUTIONS CO
COMMAND SYSTEMS INC                     INTEGRATED SPATIAL INFO SOL           TEKINSIGHT.COM INC
COMPUTRAC INC                           INTELLIGROUP INC                      TELOS CORP/MD-CL A
CONDOR TECH SOLUTIONS INC               INTERGRAPH CORP                       TELTRONICS INC
CONVERGENT COMMUNICATIONS               INTERNET COMMERCE CP-CL A             TENET INFO. SVCS INC
CONVERGENT GROUP CORP                   INTL SPORTS WAGERING INC              TITAN CORP
COOPERATIVE COMPUTING INC               LANVISION SYSTEMS INC                 TOWNE SERVICES INC
COPE INC                                LATITUDE COMM. INC                    TRANS-GLOBAL RES NL-ADR
CORSAIR COMMUNICATIONS INC              LITRONIC INC                          TREEV INC
CPS SYSTEMS INC                         MAI SYSTEMS CORP                      TRICORD SYSTEMS INC
CREATIVE COMPUTER APPL                  MANATRON INC                          TRIPLE P NV
CREDIT MGMT SOLUTIONS INC               MANHATTAN ASSOCIATES INC              TROY GROUP INC
CSP INC                                 MC INFORMATICS INC                    TTI TEAM TELECOM INTL LTD
CYSIVE INC                              MEDCOM USA INC                        TVG TECHNOLOGIES LTD
DASSAULT SYSTEMES S A-ADR               MEDIWARE INFO. SYSTEMS                TYLER TECHNOLOGIES INC
DATA RESEARCH ASSOC INC                 MENTOR GRAPHICS CORP                  UNICOMP INC
DATA RETURN CORP                        MERCURY COMPUTER SYS. INC             UNISYS CORP
DATALEX PLC-ADR                         MERGE TECHNOLOGIES INC                VA LINUX SYSTEMS INC
DATALINK CORP                           MICRO-INTEGRATION CORP                VERONEX TECHNOLOGIES INC
DATATEC SYSTEMS INC                     MICROS SYSTEMS INC                    VERSO TECHNOLOGIES INC
DIGIMARC CORPORATON                     MULTIMEDIA K I D INC                  VIALINK CO
DIGITAL LIGHTHOUSE CORP                 NAVIDEC INC                           VIANET TECHNOLGIES INC
DYNAMIC HEALTHCARE TECH INC             NEOMEDIA TECHNOLOGIES INC             VIISAGE TECHNOLOGY INC
DYNAMICS RESEARCH CORP                  NETGATEWAY INC                        VISUAL DATA CORP
ECLIPSYS CORP                           NETGURU.COM INC                       VISUAL NETWORKS INC
ECSOFT GROUP PLC-ADR                    NETSCOUT SYSTEMS INC                  VITALCOM INC
EFAX.COM INC                            NETSMART TECHNOLOGIES INC             WIPRO LTD-ADR
ELBIT SYSTEMS LTD                       NETWORK ENGINES INC                   XBOX TECHNOLGIES INC
ELBIT VISION SYSTEMS LTD                NETWORK SIX INC                       ZAPME CORP
ELITE INFORMATION GROUP INC             NETZEE INC                            ZENGINE INC
EMBARCADERO TECHNOLOGIES INC

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of our Common Stock as of March 16, 2001 by:

    - each person or entity known by us to own beneficially more than five percent of our Common Stock;

    - our chief executive officer, each of the other Named Executive Officers and each of our directors; and

    - all of our executive officers and directors as a group.

    The beneficial ownership is calculated based on 16,497,517 shares of our Common Stock outstanding as of March 16, 2001. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of capital stock listed as owned by that person. Shares issuable upon the exercise of options that are currently exercisable or become exercisable within sixty days of March 16, 2001 are considered outstanding for the purpose of calculating the percentage of outstanding shares of our Common Stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares of our Common Stock held by any other individual. The address of each of the executive officers and directors is c/o Digimarc Corporation, 19801 S.W. 72nd Avenue, Tualatin, Oregon 97062.

                                                                NUMBER OF      PERCENTAGE OF
                                                                  SHARES          SHARES
                                                               BENEFICIALLY    BENEFICIALLY
NAME AND ADDRESS                                                  OWNED            OWNED
----------------                                              --------------   -------------
5% STOCKHOLDERS
Mazama Capital Management, LLC..............................    2,289,950           13.9%
  One SW Columbia St--Suite 1860
  Portland, OR 97258
Macrovision Corporation.....................................    2,014,458           12.2%
  1341 Orleans Drive
  Sunnyvale, CA 94089
Royal Philips Electronics...................................    1,933,879           11.8%
  Eindhoven
  The Nederlands
WM Advisors, Inc............................................    1,088,000            6.6%
  1201 Third Avenue--22nd Floor
  Seattle, WA 98101
Kopp Investment Advisors....................................      978,500            5.9%
  7701 France Avenue South
  Edina, MN 55435
Reuters Group PLC(1)........................................      899,300            5.5%
  C/o Reuters Ltd
  85 Fleet Street
  London, England EC4P 4AJ

NAMED EXECUTIVE OFFICERS AND DIRECTORS
Philip J. Monego, Sr.(2)....................................      296,590            1.8%
Bruce Davis(3)..............................................      365,924            2.2%
E. K. Ranjit(4).............................................      123,645              *
Geoffrey Rhoads(5)..........................................      651,263            3.9%
J. Scott Carr(6)............................................      109,142              *
Indraneel Paul(7)...........................................       50,915              *

Brian Grossi(8).............................................       43,737              *
William Krepick(9)..........................................    2,015,958           12.2%
Alty van Luijt..............................................            0              *
Peter Smith(10).............................................        7,500              *
John Taysom(11).............................................      921,700            5.6%

All Executive officers and directors as a group (12             4,624,779          28.03%
  persons)(12)..............................................

------------------------

  * Less than 1%.

 (1) Represents 699,300 shares held by Reuters, Ltd. and 200,000 shares held by Reuters Holdings Switzerland, S.A., affiliates of Reuters Group PLC.

 (2) Includes options for 82,375 shares of Common Stock exercisable within 60 days of March 16, 2001 and 10,250 shares owned by Mr. Monego's spouse.

 (3) Includes options for 293,524 shares of Common Stock exercisable within 60 days of March 16, 2001.

 (4) Includes options for 42,145 shares of Common Stock exercisable within 60 days of March 16, 2001.

 (5) Includes options for 40,783 shares of Common Stock exercisable within 60 days of March 16, 2001. Includes 15,400 shares owned by Amanda Rhoads Trust, 15,400 shares owned by Hudson Rhoads Trust, 100 shares owned by Nicole Rhoads--Trustee for the Children of Geoffrey and Nicole Rhoads, and 15,400 shares owned by Trevor Rhoads Trust. Mr. Rhoads disclaims beneficial ownership of these shares owned by his relatives. Also includes 12,222 shares held by the Myra Camille Holland Charitable Foundation. Mr. Rhoads and his spouse are Trustees of the Foundation.

 (6) Includes options for 84,142 shares of Common Stock exercisable within 60 days of March 16, 2001.

 (7) Includes options for 50,915 shares of Common Stock exercisable within 60 days of March 16, 2001.

 (8) Includes options for 5,000 shares of Common Stock exercisable within 60 days of March 16, 2001.

 (9) Includes 1,500 shares of Common Stock. Mr. Krepick is the President, Chief Operating Officer and a director of Macrovision, and may be deemed to indirectly beneficially own Macrovision's 2,014,458 shares of Common Stock. Mr. Krepick disclaims beneficial ownership of the shares held by Macrovision.

(10) Includes options for 7,500 shares of Common Stock exercisable within 60 days of March 16, 2001.

(11) Includes options for 5,000 shares of Common Stock exercisable within 60 days of March 16, 2001. Includes 899,300 shares held by Reuters Group. Mr. Taysom disclaims beneficial ownership of the shares held by Reuters Group.

(12) Includes options for 648,289 shares of Common Stock exercisable within 60 days of March 16, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PRIVATE PLACEMENT TRANSACTIONS

    During 2000 we issued in private placement transactions shares of our Common Stock as follows:

    - on October 20, 2000, we completed the sale of 1,089,983 shares of our Common Stock to Macrovision Corporation for proceeds of approximately $21.8 million; and

    - on October 20, 2000, we completed the sale of 1,933,879 shares of our Common Stock to Koninklijke Philips Electronics N.V. for proceeds of approximately $38.7 million.

    In each instance, the issuance of shares was made on reliance on
Section 4(2) of the Securities Act, and Regulation D promulgated thereunder.

    William Krepick, the President and Chief Operating Officer of Macrovision, was appointed to our Board of Directors on October 20, 2000.

    Alty van Luijt, the Senior Vice President for Strategy and Business Development with Philips Corporate Research, was appointed to our Board of Directors on December 1, 2000.

INVESTORS' RIGHTS AGREEMENT

    On October 20, 2000, the Company entered into a Strategic Investment Agreement with Macrovision Corporation.

    Under the terms of this agreement, if we propose to register any of our securities under the Securities Act, we must give Macrovision 30 days' prior notice of registration and include a portion of its shares of Common Stock in the registration. Additionally, upon written demand of Macrovision, we will be required to file a registration statement on form S-3 or any similar short-form registration statement if requested to do so by Macrovision, provided that the aggregate offering price for the securities to be sold is more than $1,000,000. Furthermore, we are only required to effect two demand registrations on form S-3 within any 12-month period. Macrovision cannot demand that we file a registration statement prior to the date 180 days following the effective date of any registration statement filed by us.

    On October 20, 2000, the Company entered into a Strategic Investment Agreement with Koninklijke Philips Electronics N.V.

    Under the terms of this agreement, if we propose to register any of our securities under the Securities Act, we must give Philips 30 days' prior notice of registration and include a portion of its shares of Common Stock in the registration. Additionally, upon written demand of Philips, we will be required to file a registration statement on form S-3 or any similar short-form registration statement if requested to do so by Philips, provided that the aggregate offering price for the securities to be sold is more than $1,000,000. Furthermore, we are only required to effect two demand registrations on form S-3 within any 12-month period. Philips cannot demand that we file a registration statement prior to the date 180 days following the effective date of any registration statement filed by us.

    All expenses in effecting these registrations will be borne by us, excluding underwriting discounts, selling commissions and stock transfer taxes, which shall be borne proportionately by the holders of the securities that have been registered. These registration rights are subject to conditions and limitations, among them the right of the underwriters of an offering to limit the number of shares included in the registration. We have agreed to indemnify each of Macrovision and Philips of these registration rights, and each of Macrovision and Philips has agreed to indemnify us, against liabilities under the Securities Act, the Securities Exchange Act or other applicable federal or state law.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

    The Company has entered into indemnification agreements with each of its directors and executive officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by Delaware law.

    All future transaction between the Company and its officers, directors, principal stockholders and affiliates will be approved by a majority of the Board of Directors, including a majority of the disinterested non-employee directors on the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                 OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (Exchange
Act) requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (Reporting Persons), to file initial reports of ownership and changes in beneficial ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. Copies of these reports are also required to be delivered to the Company.

    To our knowledge, based solely on review of the copies of such reports furnished to the Company and written representations from certain Reporting Persons, during the year ended December 31, 2000, all of the Reporting Persons complied with applicable Section 16(a) filing requirements, except J. Scott Carr inadvertently failed to include one option exercise on a Form 4. This exercise was subsequently reported on an amended Form 4.

STOCKHOLDER PROPOSALS

    REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE AN ANNUAL MEETING. For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefor to the Secretary of the Company. To be timely for the 2001 Annual Meeting of Stockholders, a stockholder's notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company no earlier than January 22, 2002 and no later than February 21, 2002.

    REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN THE COMPANY'S PROXY MATERIALS. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company not later than December 5, 2001 in order to be considered for inclusion in the Company's proxy materials for that meeting.

FORM 10-K

    A copy of our Annual Report to Stockholders for the year ended December 31, 2000 accompanies this Proxy Statement. We will provide, without charge upon the written request of any beneficial owner of shares of our Common Stock entitled to vote at the Annual Meeting, a copy of our Annual Report on Form 10-K as filed with the SEC for the year ended December 31, 2000. Written requests should be mailed to the Secretary, Digimarc Corporation, 19801 SW 72nd Avenue, Suite 100, Tualatin, Oregon 97062.

OTHER BUSINESS

    The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion in the best interest of the Company.

    It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. We urge you to promptly execute and return the accompanying proxy in the envelope, which has been enclosed for your convenience. Stockholders who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                          By Order of the Board of Directors,

                                          /s/ Bruce Davis

                                          Bruce Davis
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Tualatin, Oregon
April 6, 2001

           A CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

 I. AUDIT COMMITTEE PURPOSE

    The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

    - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

    - Monitor the independence and performance of the Company's independent auditors and internal auditing department.

    - Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

 II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

    Audit Committee members shall meet the requirements of the National Association of Securities Dealers, Inc. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

    Audit Committee members shall be appointed by the Board of Directors. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the members of the Audit Committee.

    The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the independent auditors review procedures.

 III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

    REVIEW PROCEDURES

    1. Review and reassess the adequacy of this Charter at least annually. Submit the Audit Committee Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

    2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

    3. In consultation with the management, the independent auditors and the internal auditors (if applicable), consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

    4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

    INDEPENDENT AUDITORS

    5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

    6. Approve the fees and other significant compensation to be paid to the independent auditors.

    7. On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

    8. Review the independent auditors audit plan--discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

    9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

    10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

    LEGAL COMPLIANCE

    11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

    OTHER AUDIT COMMITTEE RESPONSIBILITIES

    12. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

    13. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

           ON BEHALF OF THE BOARD OF DIRECTORS OF DIGIMARC CORPORATION


          The undersigned hereby constitutes and appoints Bruce Davis and E.K. Ranjit, and each of them, his true and lawful attorneys-in-fact and agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Digimarc Corporation to be held at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, Oregon 97201 on Thursday, May 10, 2001 at 2:00 p.m. local time, and at any adjournment or postponement thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for the nominees to the board of directors named in Proposal No. 1, and for Proposal No. 2 as the proxy holder may determine in his discretion with regard to any other matter properly brought before the Annual Meeting.




1. ELECTION OF A DIRECTOR:


           ____     FOR the nominees listed below          ____    WITHHOLD AUTHORITY to vote for the
                    (except as indicated)                           nominees listed below



            PHILLIP J. MONEGO, SR    GEOFFREY RHOADS    PETER SMITH

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES NAMED ABOVE. IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH SUCH NOMINEE'S NAME LISTED ABOVE.


2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF DIGIMARC CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2001:


          _____    FOR      _____     AGAINST      _____    ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.


                                      DATED:                        , 2001
                                             -----------------------


                                      ------------------------------------
                                                 (Signature)


                                      ------------------------------------
                                                   (Signature)

                                      This Proxy should be marked, dated and
                                      signed by the shareholder(s) exactly as
                                      his or her name appears hereon, and
                                      returned promptly in the enclosed
                                      envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.